1933 Act File No. 2-10822
                                                      1940 Act File No. 811-515



                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]

     Pre-Effective Amendment No.                                            [ ]
     Post-Effective Amendment No.  52                                       [X]
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]

     Amendment No. 53


                        (Check appropriate box or boxes)

                           THE WALL STREET FUND, INC.
               (Exact name of registrant as specified in charter)

        230 Park Avenue, New York, New York                     10169
        (Address of Principal Executive Offices)              (Zip Code)

      Registrant's Telephone Number, including Area Code (212) 856-8250

                           Robert P. Morse, President
                           The Wall Street Fund, Inc.
                                 230 Park Avenue
                            New York, New York 10169
                     (Name and address of Agent for Service)

Approximate Date of Proposed Public Offering ...................... May 1, 1998

It is proposed that this filing will become effective (check appropriate box)
     [   ] immediately upon filing pursuant to paragraph (b)
     [ X ] on May 1, 1998 pursuant to paragraph (b)
     [   ] 60 days after filing pursuant to paragraph (a)(1)
     [   ] on (date) pursuant to paragraph (a)(1)
     [   ] 75 days after filing pursuant to paragraph (a)(2)
     [   ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
     [   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



--------------------------------------------------------------------------------
This Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On March 31, 1997 Registrant filed a Rule 24f-2 Notice for Registrant's most recent fiscal year which ended December 31, 1997.
--------------------------------------------------------------------------------

                                    FORM N-IA

                              CROSS REFERENCE SHEET
                            (as required by rule 495)

FORM N-1A PART A ITEM NO.                                   PROSPECTUS LOCATION
--------------------------------------------------------------------------------

Item 1.  Cover Page .............................. Cover Page

Item 2.  Synopsis ................................ Summary Statement; Fee Table

Item 3.  Condensed Financial Information ......... Financial Highlights

Item 4.  General Description of Registrant ....... Summary Statement; Investment
                                                   Objectives; Investment
                                                   Policy; Investment
                                                   Restrictions

Item 5.  Management of the Fund .................. Investment Advisory and Other
                                                   Services; General Information

Item 6.  Capital Stock and other Securities ...... Dividends and Distributions;
                                                   Taxation; Share Ownership
                                                   Information; General
                                                   Information

Item 7.  Purchase of Securities being Offered .... How to Buy Shares

Item 8.  Redemption or Repurchase ................ Redemption and Repurchase of
                                                   Shares

Item 9.  Pending Legal Proceedings ...............  *


                                                       LOCATION IN STATEMENT OF
FORM N-1A PART B ITEM NO.                                ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Item 10. Cover Page .............................. Cover Page

Item 11. Table of Contents ....................... Table of Contents

Item 12. General Information and History ......... Investment Objectives and
                                                   Policies; Management of
                                                   the Fund

Item 13. Investment Objectives and Policies ...... Investment Objectives and
                                                   Policies

Item 14. Management of the Fund .................. Management of the Fund

Item 15. Control Persons and Principal
             Holders of Securities ............... Principal Holders of
                                                   Securities

Item 16. Investment Advisory and
             Other Services ...................... Included in Prospectus under
                                                   "Investment Advisory and
                                                   Other Services"

Item 17. Brokerage Allocation and
             Other Services ...................... Brokerage Allocations




* Answer negative or inapplicable

                                                       LOCATION IN STATEMENT OF
FORM N-1A PART B ITEM NO.                                ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Item 18. Capital Stock and other Securities ...... Included in Prospectus Under
                                                   "Dividends and
                                                   Distributions"; "Taxation";
                                                   "Share Ownership
                                                   Information"; "General
                                                   Information"

Item 19. Purchase, Redemption and Pricing of
             Securities Being Offered ............ Included in Prospectus Under
                                                   "How to Buy Shares";
                                                   "Redemption and Repurchase of
                                                   Shares"; "Determination of
                                                   Net Asset Value"

Item 20. Tax Status .............................. Tax Status

Item 21. Underwriters ............................ Underwriter

Item 22. Calculation of Performance Data ......... Calculation of Performance
                                                   Data

Item 23. Financial Statements .................... Financial Statements



FORM N-1A PART C ITEM NO.                                    LOCATION IN PART C
--------------------------------------------------------------------------------

Item 24. Financial Statements and Exhibits ....... Financial Statements and
                                                   Exhibits

Item 25. Persons Controlled by or Under Common
             Control with Registrant ............. *

Item 26. Number of Holders of Securities ......... Number of Holders of
                                                   Securities

Item 27. Indemnification ......................... Indemnification

Item 28. Business and Other Connections
             of Investment Advisor ............... Business and Other
                                                   Connections of Investment
                                                   Advisor

Item 29. Principal Underwriters .................. Principal Underwriters

Item 30. Location of Accounts and Records ........ Location of Accounts and
                                                   Records

Item 31. Management Services ..................... *

Item 32. Undertakings ............................ *





* Answer negative or inapplicable

DIRECTORS
         Clifton H.W. Maloney
         Robert P. Morse, Chairman
         Sharon A. Queeney
         Harlan K. Ullman


OFFICERS
         Robert P. Morse, President
         Michael R. Linburn, Vice President
         Allen C. Post, Vice President
         Michael Miola, Secretary and Treasurer


INVESTMENT ADVISER
         Wall Street Management Corporation
         230 Park Avenue
         New York, New York 10169


CUSTODIAN
         The Bank of New York
         110 Washington Street
         New York, New York 10286



TRANSFER AGENT
         American Data Services, Inc.
         150 Motor Parkway
         Hauppauge, New York 11788



INDEPENDENT ACCOUNTANTS
         Coopers & Lybrand L.L.P.
         1301 Avenue of the Americas
         New York, New York 10019




                                   PROSPECTUS



                                   May 1, 1998

                                   PROSPECTUS

                           THE WALL STREET FUND, INC.
                    230 Park Avenue, New York, New York 10169

                            Telephone: (212) 856-8250



The Wall Street Fund, Inc. (the "Fund") is an open-end, diversified management investment company. Its primary investment objective is growth of capital. The Fund invests in equity-type securities which offer prospects of sustained growth in value, in the opinion of the Fund's investment adviser and officers. In addition, the Fund may invest in convertible stocks and bonds, U.S. government bonds and corporate bonds.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



This Prospectus sets forth concisely the information about the Fund that you should know before investing. The Fund also has a Statement of Additional Information. You may request a free copy by writing to the address shown at the top of this page. The Fund's Statement of Additional Information is incorporated herein by reference, and has been filed with the Securities and Exchange Commission. You may also review the SAI and other information about the Fund at the Commission's Web site at " http://www.sec.gov"



YOU SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.


THE DATE OF THIS PROSPECTUS AND OF THE STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 1998.

                                TABLE OF CONTENTS


Summary Statement.........................................................3
Fee Table.................................................................4
Financial Highlights......................................................5
Investment Objectives.....................................................6
Investment Policy.........................................................6
Investment Restrictions...................................................10
Portfolio Turnover........................................................12
Determination of Net Asset Value..........................................12
How to Buy Shares.........................................................13
Redemption and Repurchase of Shares.......................................18
Dividends and Distributions...............................................20
Taxation..................................................................21
Investment Advisory and Other Services....................................22
General Information.......................................................25





No dealer, salesman or any other person has been authorized to give information or to make any representations other than those contained in this Prospectus. If given or made, such information and representations must not be relied upon as having been authorized by the Fund or its Underwriter. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

                                SUMMARY STATEMENT


This Prospectus provides information about shares ("Share(s)") of The Wall Street Fund, Inc. (the "Fund"). The Fund continuously offers its shares.

The Fund is an open-end, diversified management investment company. The Fund's primary investment objective is to produce growth of capital. Current income is the Fund's secondary objective. The Fund invests in equity-type securities which offer prospects of sustained growth in value, in the opinion of the Fund's investment adviser and officers. In addition, the Fund may invest in convertible stocks and bonds, U.S. government bonds and corporate bonds. See "Investment Objectives," "Investment Policy," "Investment Restrictions".

Wall Street Management Corporation ("WSMC") serves as the Fund's investment adviser. It provides research, statistical, advisory and managerial services to the Fund. In turn, the Fund pays WSMC a monthly advisory fee. See "Investment Advisory and Other Services".

WSMC also serves as principal underwriter of the Shares. You may acquire Shares with a minimum initial purchases of $2,000 (except the minimum initial investment under a payroll deduction arrangement is $500.) You may purchase additional Shares with a minimum purchase of $100. Shares are sold at net asset value, minus a sales charge ranging from 4.0% to 0% of the offering price, depending upon the total amount of Shares purchased. (The sales charge is equivalent to 4.17% to 0% of the net amount invested.) See "How to Buy Shares" and "Determination of Net Asset Value".

Stockholders may redeem Shares at net asset value. Presently, there is no fee charged at redemption. See "Redemption and Repurchase of Shares". As the values of the Fund's investments fluctuate, the value of the Shares fluctuates. Similarly, the Fund realizes gains or losses when it sells its portfolio securities, depending upon whether the sale prices are higher or lower than the prices paid by the Fund when it bought the securities. The Fund also may earn income in the form of dividends or interest on its investments. In turn, the Fund distributes substantially all of this income, less expenses, to its Stockholders. Stockholders may automatically reinvest any dividends and distributions in additional Shares without paying a sales charge. See "Dividends and Distributions" and "Taxation".

This prospectus and other information about the Fund is available at the Fund's Web site, which is located at "http://www.thewallstreetfund.com". Information about the Fund is also available at Web sites maintained by persons who are not affiliated with the Fund, although information at independent Web sites may be incomplete. For example, the Fund has noted that performance charts on certain Web sites fail to clearly identify the fact that distributions of capital gains made by the Fund from time to time result in a reduction of the per share net asset value of the Fund's shares, although distributions of gains to stockholders generally represent a positive tax advantage for investors. See "Dividends and Distributions."

                            SUMMARY OF FUND EXPENSES



Shareholder Transaction Expenses:

   Maximum Sales Load Imposed on Purchase
    (as a percentage of offering price).................................. 4.00%

   Maximum Sales Load Imposed on Reinvested Dividends
    (as a percentage of offering price) ................................. None


   Maximum Deferred Sales Load (as a percentage of original
    purchase price or redemption proceeds as
    applicable).......................................................... None


   Redemption Fees (as a percentage of amount
    redeemed, if applicable)............................................. None

   Exchange Fee.......................................................... None



Annual Fund Operating Expenses (as a percentage of average net assets):


   Management Fees.......................................................  .75%

   12b-1 Fees............................................................ None

   Other Expenses (after expense reimbursements)......................... 1.07%


Transfer Agent and Custodian Fees........................................ 0.24%
Professional Fees (includes legal and accounting)........................ 0.44%
Miscellaneous............................................................ 0.39%


   TOTAL FUND OPERATING EXPENSES......................................... 1.82%


Example                               1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------

You would pay the following
expenses on a $1,000 investment,
assuming (1) 5% annual return
and (2) redemption at the end of
each time period:                      $58       $95       $135       $245



The purpose of this Table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The amount of expenses actually incurred in the year ended December 31, 1997 was $286,784 (see "Investment Advisory and Other Services - Expense Limitation"). The above example should not be considered a representation of past or future expenses; actual expenses incurred may be greater or less than those shown in the example.

                              FINANCIAL HIGHLIGHTS
       (For one Share outstanding throughout the years ended December 31)


The figures below for the 5 years ended December 31, 1997 have been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, as indicated in their report on page B-15 of the Statement of Additional Information. The remaining figures, which have also been audited, are not covered by the accountant's current report. Further information about the Fund's performance is contained in the Fund's annual report to shareholders which may be obtained without charge from the Fund.



                             1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
-------------------------------------------------------------------------------------------------------------------


Net asset value,
  beginning of year           $7.96    $8.19    $7.42    $8.03    $7.60    $7.27    $5.54    $7.09    $6.57    $5.53
Income from investment
  operations:
Net investment income
   (loss)                     (0.08)    (.06)    (.03)   (0.02)   (0.02)    0.01     0.03     0.00     0.06     0.02
Net realized and unrealized
   gain (loss) on
   investments                (0.13)    0.98     2.60    (0.38)    1.00     0.54     2.95    (1.44)    1.35     1.02
                              --------------------------------------------------------------------------------------
Total from investment
   operations                 (0.21)    0.92     2.57    (0.40)    0.98     0.55     2.98    (1.44)    1.41     1.04
                              --------------------------------------------------------------------------------------

Less distributions:
Dividends from net
  investment income            0.00     0.00     0.00     0.00     0.00    (0.01)   (0.03)   (0.02)   (0.07)    0.00
Distribution from realized
   gains from security
   transactions               (0.41)   (1.15)   (1.80)   (0.21)   (0.55)   (0.21)   (1.21)   (0.09)   (0.82)    0.00
Return of capital
   distribution                0.00     0.00     0.00     0.00     0.00     0.00    (0.01)    0.00     0.00     0.00
                              --------------------------------------------------------------------------------------
Total distributions           (0.41)   (1.15)   (1.80)   (0.21)   (0.55)   (0.22)   (1.25)   (0.11)   (0.89)    0.00
                             ---------------------------------------------------------------------------------------
Net asset value,
   end of year                $7.34    $7.96    $8.19    $7.42    $8.03    $7.60    $7.27    $5.54    $7.09    $6.57
                             ---------------------------------------------------------------------------------------

Total return*                 (2.37%)  11.45%   36.50%   (4.86%)  13.17%    7.61%   54.36%  (20.36%)  22.19%   18.74%

Ratios/supplemental data
Net assets, end of year
   (in $000's)               15,577   15,939   14,383   11,080   11,561   11,202   11,032    8,825   13,500   12,101
Ratio of expenses to
  average net assets           1.82%    1.84%    2.02%    2.12%    2.04%    2.15%    2.10%    2.04%    1.79%    1.97%
Ratio of expenses to
  average net assets, net
  of expense reimbursement     1.82%    1.82%    1.90%    1.96%    1.96%    1.97%    1.98%    2.00%    1.79%    1.95%
Ratio of investment income
  (loss) to average net
  assets                      (0.96%)  (0.70%)  (0.50%)  (0.47%)  (0.31%)  (0.08%)   0.30%    0.03%    0.85%    0.31%
Ratio of net investment
   income (loss) to
   average net assets, net
   of reimbursement           (0.96%)  (0.68%)  (0.38%)  (0.31%)  (0.23%)   0.09%    0.43%    0.07%    0.85%    0.33%
Portfolio turnover rate      121.12%  142.11%  143.27%   89.01%  107.22%  112.47%  159.52%  142.06%  132.98%  203.78%
Average commission rate
   paid                       .0513    .0666      -        -        -        -        -        -        -        -

_____________

*   Excluding sales charge.

                              INVESTMENT OBJECTIVES


The primary objective of the Fund is growth of capital. To achieve that objective the Fund will normally emphasize investment in common stocks which offer prospects of sustained growth in value, in the opinion of the Fund's investment adviser. In addition, the Fund may invest in convertible stocks and bonds, U.S. government bonds and corporate bonds to achieve its objective.

The Fund's secondary objective is current income through the receipt of interest or dividends from investments, although receipt of income may accompany capital appreciation.

There can be no assurance that the Fund will achieve its investment objective. As the values of the securities owned by the Fund increase or decrease, the value of your Shares will increase or decrease, respectively. In addition to the factors that may affect the value of any particular investment owned by the Fund, the value of your Shares may also fluctuate with movements in the stock and bond markets. In this way, the risks inherent in investing are applicable to the Fund, as well as to an individual investor.



                                INVESTMENT POLICY


It is the policy of the Fund to invest in common stocks, convertible securities, preferred stocks, corporate bonds and securities of the United States Government or its agencies. There is no restriction as to the amount of the Fund's assets which may be invested in any type of security. However, the Fund's investments are subject to its investment restrictions and status as a diversified fund. This policy may not be changed without the vote of a majority of the Fund's outstanding voting securities.*

However, the Fund may invest more or less broadly than as stated above. It may invest in debt securities, i.e. corporate bonds, convertible bonds and convertible preferreds. The Fund will purchase corporate bonds rated no lower than investment grade, BBB by Standard & Poor's Corporation and Baa by Moody's Investment Services, Inc. Investment grade bonds possess some speculative characteristics. The Fund may also purchase unrated bonds when such bonds are of comparable quality, in the opinion of the Fund's investment adviser.

In general, the Fund will invest in securities of companies which have been in business for at least three years, but the Fund will invest without regard to the period of time such securities have been publicly traded. The Fund may invest without restriction in common stock that is


__________

* The phrase "vote of a majority of the Fund's outstanding voting securities," as used herein, is defined in Section 2(a)(42) of the Investment Company Act of 1940 to mean the vote, at the annual or a special meeting of Stockholders duly called, of the lesser of (i) 67% or more of the Shares present at such meeting, if holders of more than 50% of the outstanding Shares are present or represented by proxy; or (ii) more than 50% of the outstanding Shares.

traded on listed securities exchanges or over the counter. There is no restriction as to the size of businesses in which the Fund may invest. However, the Fund's investment adviser intends to invest the Fund's assets in a mixture of large, medium and small size companies, subject to the Fund's investment restrictions and status as a diversified fund.

When analyzing investments for the Fund, the Fund's investment adviser focuses on financial ratios such as pre-tax margins, return on equity and cash flow which are actually or expected to be superior to those of the average company. While price to earnings ratios (P/E) are important valuation criteria, there is no limitation or emphasis on high or low P/E stocks. In the opinion of the investment adviser, P/E ratios are important in relationship to the financial ratios mentioned above.

At December 31, 1997, the net assets of the Fund were invested approximately:

     -  93.19% in common stocks;
     -  5.56% in convertible debt securities; and
     -  1.25% in cash, receivables, and other assets less liabilities.


See "Schedule of Investments" in the financial statements in the Statement of Additional Information.

The various investment restrictions which have been adopted by the Fund as matters of fundamental policy are summarized under "Investment Restrictions" on page 8. In practical application, the Fund attempts to attain its investment objectives by relying on three fundamental practices:

     - Careful selection of securities - based on the performance and position of individual companies and their industries relative to alternative investments.

     - Broad diversification among industries and their companies - fundamental to spreading the risk that is inherent in any single investment while recognizing that such risk cannot be eliminated.

Continuous scrutiny of investments - realization of security values depends upon many factors, including timing, trends of the market, and the economy.


RISK CONSIDERATIONS


INTEREST RATE AND MARKET RISK
To the extent the Fund invests in common stocks, a general market decline in any country where the Fund is invested may also cause a decline in the value of the Fund and your Shares. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund and your Shares. Rising interest rates typically have a negative effect on the value of debt securities. Changes in the stock markets and interest rates are unpredictable and may happen in the future.

FOREIGN SECURITIES
The Fund may purchase securities issued by companies organized in foreign countries, including Canada and Australia. However, the Fund will not invest more than 20% of its total assets in such securities as a result of any such purchase. Although the Fund intends to invest in companies located in foreign nations which it considers to have relatively stable governments, there are certain risks inherent in such investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income and other foreign taxes. Foreign exchange controls (which may include suspension of the ability to transfer currency from a country), default in foreign government securities, political or social instability or diplomatic developments could adversely affect the Fund's investments in securities of foreign issuers. In addition, in many countries there is less publicly available information about issuers than is generally available with respect to U.S. companies. Furthermore, unlike U.S. companies, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage costs than domestic securities transactions. In addition, foreign securities markets may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Transactions in foreign securities may involve greater time from the trade date until settlement than for domestic securities transactions. Foreign investments involve the risk of possible losses through holding of securities by custodian and securities depositories in foreign countries. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

AMERICAN DEPOSITORY RECEIPTS
The Fund may purchase and sell American Depository Receipts ("ADRs"). Typically, a U.S. bank or trust company issues ADRs which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the U.S. securities markets. The Fund does not consider ADRs to be foreign securities for purposes of its restrictions. The Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository. An unsponsored facility is established by a depository without the issuer of the underlying security. If the Fund is a holder of an unsponsored ADR, it generally will bear all the costs of such facility. Frequently, the depository has no obligation to distribute to the Fund communications received from the issuer of the deposited security or to pass through to the Fund voting rights in respect of the underlying security and the market value of an unsponsored ADR. Therefore, there may not be a correlation between information concerning the issuer of an underlying security and the market value of an unsponsored facility. Investing in ADRs also involves risks similar to those inherent in investing directly in foreign securities, as discussed above.

DIVERSIFICATION
In order to diversify its risk, the Fund rarely invests of more than 3% of its net asset value at cost in any one security.

CONVERTIBLE SECURITIES
The Fund may invest in convertible securities. A convertible security may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible securities provide a fixed-income stream and, through their conversion feature, participation in increases or decreases in the market value of the convertible security's underlying common stock. As with debt securities, convertible securities tend to increase in value when interest rates decline and tend to decrease in value when interest rates rise. The price of a convertible security is also influenced by the value of the underlying common stock. That is, it tends to increase as the value of the underlying stock rises, and it tends to decrease as the value of the underlying stock declines.

YEAR 2000
Like other mutual funds, as well as other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by WSMC and other service providers do not properly process and calculate date-related information and data as of and after January 1, 2000. this is commonly known as the "Year 2000 Issue." WSMC is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems it uses. The Fund is also taking steps to obtain reasonable assurances that the Fund's other service providers are also taking comparable steps. At this time, however, there can be no assurance that these steps will be sufficient to avoid an adverse impact to the Fund.



                             INVESTMENT RESTRICTIONS


The Fund has adopted the following investment restrictions as fundamental policies. This means that they may not be changed without the vote of a majority of the Fund's outstanding voting securities. Pursuant to such policies, the Fund may not:


1. Invest more than 5% of its total assets (at the time of purchase) in any issuer (other than the U.S. Government, its agencies and instrumentalities).

2. Invest in the securities of any single issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities of any such issuer.

3. Concentrate more than 25% of the value of its assets in any one industry or any small group of related industries.

4. Invest in other companies for the purpose of exercising control or management.

5. Purchase or sell real estate or real estate mortgage loans; provided that the Fund may invest in securities issued by companies which invest in real estate or interests therein.

6. Purchase or sell commodities or commodity contracts.

7. Make loans to other persons; provided that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

8. Underwrite the securities of other issuers except insofar as the Fund may technically be deemed an "underwriter" under the Securities Act of 1933, as amended, in selling portfolio securities.

9. Invest in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years' continuing operation.

10. Purchase securities on margin (except for short-term credit necessary for clearance of portfolio transactions) or sell securities short or write, sell or buy puts or calls, or any combination thereof.

11. Purchase the securities of other investment companies except as an incident of a merger or consolidation or by purchase on the open market without sales commissions other than customary brokers' commissions.

12. Purchase or hold securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or its investment adviser, if after such purchase one or more of such persons owns beneficially more than .5 of 1% of such securities and all of them own beneficially more than 5% of the securities of such company.

13. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only to an amount not exceeding 5% of the cost value of all its assets and for a period not exceeding 60 days.

14. Pledge, mortgage or hypothecate its assets taken at market to an extent greater than 15% of its gross assets taken at cost.

15. Permit its officers or directors or the officers or directors of its investment adviser to take long or short trading positions in Shares.

16. Issue senior securities.


                               PORTFOLIO TURNOVER

Portfolio changes will be made promptly in the event that the Fund's investment adviser shall consider such action appropriate, without regard to the length of time any security involved was held or the impact of such changes on turnover consistent with the Fund's objectives.


During the years 1997 and 1996, the rates of turnover of the Fund's portfolio were 121.12% and 142.11%, respectively. The portfolio turnover ratio for 1997 reflected both a change in the assets under management and, the Adviser's restructuring of a portion of the portfolio. The portfolio turnover rate is calculated by dividing the lesser of the annual sales or purchases of portfolio securities by the monthly average value of the portfolio securities held by the Fund during the year (excluding all securities whose maturities or expiration dates at the time of acquisition were one year or less). If portfolio turnover is high, it may result in higher brokerage costs and additional capital gains taxes. See "Taxation," below.


When considering prospective investments, the Fund anticipates retaining securities purchased over a period of time. However, surveillance of the portfolio relative to alternative investments may lead to disposition of a security in a short period of time.


                        DETERMINATION OF NET ASSET VALUE


Shares are sold (with a sales charge), and the Fund redeems Shares, at the "net asset value," of Shares next determined after receipt of an order to purchase Shares or a receipt of an order to redeem Shares, as the case may be. The Fund's net asset value per Share is determined on each day during which the New York Stock Exchange (the "NYSE") is open for trading as of the time of the close of regular trading on the Exchange, which is currently 4:00 p.m. (EST). The NYSE is closed for trading on the following dates in 1998: January 1, January 19, February 16,

April 10, May 25, July 3, September 7, November 26, and December
25. For purposes of the foregoing determinations, every security in the portfolio which is listed on the NYSE is valued at the last reported sale price on the NYSE or, if there was no such sale, at the mean of the most recent bid and asked prices. The same method is also used for all other listed exchange securities. Over-the-counter securities are valued at the mean between the closing bid and asked prices. When market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Fund's Board.


Trading in foreign securities markets is generally completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the Fund will be determined as of such times for purposes of determining the net asset value of the Fund. If events which materially affect the value of foreign securities occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above.

Cash and other assets are added to the value of the securities to arrive at total assets. Liabilities, which may include the investment advisory fees, custodian and transfer agent fees, fees for auditing and legal services, and accrued taxes, are deducted from the total value of securities, cash and other assets in order to determine the total net asset value of the Fund. The net asset value is then divided by the number of outstanding Shares in order to determine the net asset value per Share.


                                HOW TO BUY SHARES

Shares are continually offered to investors at a public offering price, which is the net asset value per share next determined following receipt of the purchase order, plus a sales charge which will vary as shown below under "Purchase of Shares".

PURCHASE OF SHARES
Shares may be purchased, with a minimum initial investment of $2,000 (except the initial investment may be $500 or more under a payroll deduction arrangement) and a minimum subsequent investment of $100 through securities dealers with whom WSMC has sales agreements ("Dealers"). Upon purchase, the proper number of full and fractional Shares are credited to the Stockholder's account and confirmed by the Fund's Transfer Agent, American Data Services, Inc.. In the event an investor fails to make a payment for Shares purchased, WSMC will complete the transaction so as to avoid a reduction in the Fund's net asset value. The Fund does not issue Share certificates unless requested to do so, and in no event does it issue certificates for fractional Shares. There is no charge for issuance of Share certificates. Any order may be rejected by the Fund or its investment advisor.


You can purchase Shares of the Fund by sending an application form with your check payable to The Wall Street Fund, Inc., c/o American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788.

To make additional purchases, enclose a check with the form attached to your account statement or mail a check with your account number clearly indicated on the check.

Shares are sold at the public offering price, which is the net asset value per Share next determined following receipt of the purchase order as set forth above (purchase orders received through Dealers by WSMC or directly by American Data Services, Inc. after 4:00 P.M. (EST), will be deemed received on the next business day), plus a sales charge which varies with the amount being purchased as follows:


                                                                                      Allowance to
                                                                   Sales Charge         Selected
                                             Sales Charge         as Percentage*       Dealers as
                                           as Percentage of        of the Net       Percentage of the
Amount of Purchase                        the Offering Price     Amount Invested      Offering Price


Less than $100,000..............................4.00%                 4.17%               3.75%
$100,000 or more but less than $175,000.........3.00                  3.09                2.75
$175,000 or more, but less than $250,000........2.00                  2.04                1.75
$250,000 or more, but less than $500,000........1.00                  1.01                0.75
$500,000 and over...............................0.00                  0.00                0.00

* Rounded to the nearest one-hundredth percent.

Shares of the Fund may be purchased at the net asset value next determined and without a sales charge by:

1. Officers, directors, partners and employees of the Fund, WSMC, Morse, Williams & Co., Inc., Morse Williams Holding Co., Inc., broker-dealers who have currently effective sales agreements with WSMC and affiliates of such companies including their spouses and children; and

2. Any trust, pension or profit-sharing or other benefit plan for the persons described in item 1, above.

3. Any investment advisory client of Morse, Williams & Co., Inc.

All such net asset value purchases are made upon the written assurance that the purchase is made for investment purposes and the shares purchased may not be resold except through redemption by the Fund. The term "purchase", as used in the first column above, refers to (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21, purchasing Shares for his, her or their own account; (ii) single purchases by a trustee or other fiduciary purchasing Shares for a single trust estate or single fiduciary account (including pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved; (iii) purchases by tax-exempt organizations enumerated in Sections 501(c)(3) or (13) of the Code; (iv) purchases by any "company", as that term is defined in Section 2(a)(8) of the Investment Company Act of 1940 ("the 1940 Act"), but not including purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchases of Shares or shares of other registered investment companies at a discount; and (v) purchases by employee benefit plans not qualified under Section 401 of the Code, including plans or arrangements which provide a means for employees, or an employer ("employer" being defined as a single employer or two or more employers, each of which is an affiliated person of the other under Section 2(a)(3)(C) of the 1940 Act), on behalf of employees, to purchase shares of a registered open-end investment company or companies by means of a payroll deduction plan or otherwise. The term "purchase" shall not include purchases by (A) any group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company jointly or through a trustee, agent, custodian, or other representative; (B) a trustee, agent, custodian, or other representative of such a group of individuals; or (C) any group of individuals whose sole organizational nexus is that the participants therein are credit-card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of any investment adviser. Purchases by a company or a non-qualified employee benefit plan, as described in clauses (iv) and (v) above, will qualify for the above quantity discounts only if the Fund and WSMC are able to realize economies of scale in the sales effort and sale-related expense by means of the companies, employers, or plans making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employers or plans bearing the expense of any payroll deduction plan.

CUMULATIVE QUANTITY DISCOUNTS
Any investor who first acquired Shares on or after June 1, 1976 may accumulate "purchases" (as defined above) of Shares to take advantage of the reduced sales charges listed above. Such cumulative quantity discounts are based upon the aggregate public offering price of Shares previously purchased or acquired and then owned by such person plus the aggregate public offering price of the Shares being purchased. Thus, for example, if any investor purchased Shares in any year or years since June 1, 1976 at an aggregate public offering price of $25,000, a purchase of $75,000 worth of additional Shares in 1997 or any subsequent year will be subject to the 3.00% sales charge applicable to transactions of more than $100,000 but less than $175,000. WSMC must be notified when a sale takes place which would qualify for the reduced charges on the basis of previous purchases and reduction will be granted when the aggregate holdings are confirmed through a check of the records of the Fund.

LETTERS OF INTENT
The method of achieving reduced sales charges described in the preceding paragraph also applies to all "purchases" of Shares based upon the aggregate public offering price of Shares purchased within a 13-month period pursuant to a written statement of intention (a "Letter of Intent"), which form may be obtained from WSMC at 230 Park Avenue, New York, NY 10169. Upon completion of a Letter of Intent, it must be returned to the Fund c/o American Data Services, Inc., 24 West Carver Street, 2nd Floor, Huntington, NY 11743.

The form Letter of Intent provides that out of the initial purchase, or subsequent purchases if necessary, 5% of the dollar amount specified for purchase over the 13-month period shall be held in escrow by The Bank of New York in the form of unissued Shares in an account in the investor's name. All dividends and any capital gains distributions on the escrowed shares will be paid directly to the investor's account. When the total minimum investment specified under the Letter of Intent is completed by the investor within the 13-month period, the escrowed Shares will be released from escrow. If the intended investment is not completed, the investor will be asked to pay the Fund an amount equal to the difference between the sales charge he has paid pursuant to the Letter of Intent and sales charge applicable to the Shares he has actually purchased, in accordance with the table set forth above. If the investor does not pay the difference in sales charge within 20 days after written request therefore by the Fund or his investment dealer, the Fund will cause to be redeemed an appropriate number of the escrowed Shares in order to realize the difference.


RETIREMENT PLANS
Shares may be purchased by virtually all types of tax deferred retirement plans. Please contact the Fund at 1-800-443-4693 to obtain plan forms and/or custody agreements for the following:

     -  Individual Retirement Accounts
     -  Roth IRA Accounts
     -  Educational IRA Accounts
     -  Simplified Employee Pension Plans

Star Bank, N.A. serves as fiduciary and custodian of the above-mentioned retirement plans. Dividends and distributions will be automatically reinvested without a sales charge. For further details, including rights of revocation, fees charged, tax consequences and redemption information, see the specific plan documents which can be obtained from the Fund. Investors should consult with their tax advisor before establishing any of the tax-deferred retirement plans listed above.



AUTOMATIC WITHDRAWAL PLAN
Investors owning or purchasing a total of $15,000 or more of Shares, valued at the current public offering price, may establish an Automatic Withdrawal Plan account. Under an Automatic Withdrawal Plan account, an investor requests a check either monthly, as of the twenty-fifth or nearest business day, or quarterly for a fixed amount, specified by the investor (minimum amount of $200). The minimum amount of $200 per withdrawal is, of course, not a recommended amount and may not be suitable in all instances.

The payments specified by an investor will be made out of the proceeds of redemption of Shares credited to his account. Accordingly, since the withdrawal payments represent the proceeds for Share redemptions, an investor's invested capital will be reduced to the extent that withdrawal payments exceed the income dividends and capital gains distributions paid and reinvested on his Shares. Continued withdrawals in excess of current income risk the exhaustion of invested capital.

All dividends and distributions of Shares are reinvested in additional Shares at net asset value per Share, that is, without sales charge.

                       REDEMPTION AND REPURCHASE OF SHARES

The Fund redeems all full and fractional Shares upon receipt of a written request in proper form from the Stockholder or a repurchase order from a Stockholder's securities dealer. Redemption or repurchase orders are accepted on any day the NYSE is open for business. The net asset value per Share used for purposes of redemption and repurchase is the net asset value per Share next determined after a tender for redemption or repurchase is received. Tenders for redemption and orders for repurchase received after 4:00 P.M. (EST), will be deemed received on the next business day. No redemption or repurchase charge is imposed by the Fund, although the Board has the power to impose a charge not to exceed 1% of the net asset value per Share. However, the Fund has no present intention of imposing any such charge.

Payment for Shares redeemed or repurchased is made as soon as reasonably practicable and, in any event, must be made within seven days after proper tender of the Shares to the Fund's Transfer Agent (see "Procedure for Direct Redemption" below), except that the right of redemption and repurchase may be suspended or the payment date postponed (a) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable or (ii) is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) for such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of Stockholders.

If the Fund is requested to redeem or repurchase Shares for which it has not yet received good payment, the Fund may delay or cause to be delayed the mailing of a redemption or repurchase check until such time as it has assured itself that good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such Shares. This procedure may take up to fifteen days or more.

All redemption and repurchase payments will be made by check, except that if the Board determines that it is in the best interest of the remaining Stockholders, redemptions and repurchases may be made in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed in determining net asset value, and selecting the securities in such manner as the Board may deem fair and equitable. In such event, the Fund may comply with Rule 18f-1 promulgated by the SEC under Section 18(f) of the 1940 Act, pursuant to which the Fund, upon filing a notification of election with the SEC, would redeem and repurchase Shares solely in cash during any 90-day period for any one

Stockholder up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such 90-day period. In the event of redemptions or repurchases in kind, a stockholder may incur brokerage commissions in realizing cash thereon.

Because the net asset value of a Share fluctuates as a result of changes in the value of securities owned by the Fund, the amount received upon redemption may be more or less than the amount paid for such Shares.


PROCEDURE FOR DIRECT REDEMPTION
A Stockholder wishing to redeem Shares may do so by tendering certificates evidencing ownership of such Shares (endorsing the stock power on the reverse side) to the Fund's Transfer Agent, American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788, as agent for the Fund. If Share certificates are not held, a letter to the Fund's Transfer Agent requesting redemption is all that is required. In either case, however, the Stockholder's signature must be guaranteed by an "eligible guarantor institution". An eligible guarantor institution is defined as an institution that is a member of a Medallion Program, located in or having a correspondent in New York City. Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payment for Shares redeemed will be made by the Fund to the Stockholder within the time period described above.


PROCEDURE FOR REPURCHASE FROM SECURITIES DEALERS
A Stockholder may request his or her securities dealer to place an order with the Fund to repurchase such Stockholder's Shares; such orders may be placed with the Fund by telephone, telegraph or letter. These repurchase arrangements are for the convenience of Stockholders and, as mentioned above, the Fund does not presently impose a charge on such orders. However, a securities dealer may impose a charge on the Stockholder for transmitting the repurchase order to the Fund. For a Stockholder requesting repurchase through his or her securities dealer, payment will be made by the Fund to such securities dealer within the time period described above after proper tender of the certificates for the Shares, if any, and stock power with signatures guaranteed, to the Fund's Transfer Agent in the manner described under "Procedure for Direct Redemption" above.

                           DIVIDENDS AND DISTRIBUTIONS

In addition to any increase in the value of your Shares as a result of increases in the value of the Fund's investments, the Fund may earn income in the form of dividends and interest on its investments. It is the Fund's policy to distribute substantially all of this income, less expenses, to its shareholders. Capital gains or losses are the result of the Fund's sale of its portfolio securities at prices that are higher or lower than the prices paid by the Fund to buy such securities. Total profits from such sales, less losses, represent net realized capital gains. The Fund distributes net realized capital gains, if any, to shareholders annually.


Under present policy, Stockholders may elect to automatically reinvest any dividends and distributions in additional full and fractional Shares at net asset value per Share (calculated as of the date of payment), that is, without imposition of a sales charge. Other Stockholders will receive dividends, if any, from net investment income in cash, with a separate opportunity to reinvest each such dividend at net asset value, and receive distributions from net capital gains realized by the Fund on the sale of securities in Shares, unless they have previously elected, or elect in each instance, to receive cash. Fractional increments may be paid in Shares or cash, depending upon the circumstances. Under the Fund's cumulative investment and Automatic Withdrawal Plans, reinvestment of both dividends and distributions in full and fractional Shares is automatic.

Dividends and distributions are payable when, as, and if declared by the Board.

                                    TAXATION


The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code to the extent that its net investment income and net realized capital gains are distributed. Whether paid in cash or in additional Shares and regardless of the length of time the Fund's Shares have been owned by Stockholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional Shares. For those investors subject to tax, if purchases of Shares of the Fund are made shortly before the record date for a dividend or capital gain distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Fund. In addition, the Fund's statements for the prior year will reference what portion of the Fund's capital gain distributions represent 28% rate gain. The remainder of the capital gain distributions represent 20% rate gain.


Dividends which are declared in October, November or December to shareholders of record in such a month by which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

The sale of Shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or a withdrawal under the Automatic Withdrawal Plan. Any loss incurred on sale or exchange of the Fund's Shares, held for six months or less, will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such Shares. Ordinary income distributions may be eligible for the 70% dividends received deduction for corporate shareholders. The amount qualifying for the deduction is generally limited to such shareholders' proportionate share of the aggregate dividends received from domestic corporations by the Fund. Distributions and the proceeds of redemptions may, in certain limited circumstances, be subject to back up withholding at the rate of 31%.

In addition to federal taxes, shareholders may be subject to state and local taxes on distributions of interest income and capital gains. Distributions from certain types of U.S. government securities may be exempt from state personal income taxes.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INFORMATION ABOUT WSMC
Wall Street Management Corporation ("WSMC"), the Fund's investment adviser (and principal underwriter), with principal offices at 230 Park Avenue, New York, NY 10169 is a Massachusetts corporation organized on September 15, 1954. It has served as the Fund's investment adviser since its organization.

WSMC has 6,520 shares of capital stock outstanding. 100% of which are owned by Morse, Williams & Co., Inc. ("MWC"). Morse Williams Holding Co., Inc. ("Holding"), a Delaware corporation, owns all of the issued and outstanding shares of capital stock of MWC. Robert P. Morse is the sole director of Holding and owns 100% of the outstanding Common Stock of Holding and 100% of the Preferred A Voting Stock of Holding. Such ownership of the Preferred A Voting Stock gives Mr. Morse sole management control of Holding. The principal business address of Holding and Robert P. Morse is 230 Park Ave., New York, NY 10169. Mr. Morse is the President and sole Director of WSMC and Holding and also is President and a Director of MWC and the Fund. Mr. Morse has been responsible for the day-to-day management of the Fund's portfolio since 1984.


THE ADVISORY AGREEMENT
WSMC furnishes investment advisory research, statistical and managerial services and provides the Fund with a continuous investment program pursuant to an Investment Advisory Contract with the Fund dated April 26, 1990 and continued by the Board on February 26, 1998 (the "Advisory Agreement").


Under the Advisory Agreement the Fund pays its own expenses including interest charges; taxes; costs of purchasing and selling securities for its portfolio; rent; expenses of redemption of shares; auditing and legal expenses; expenses attributable to setting the type for and printing only such copies of prospectuses as are filed with any federal or state agency, regulatory authority or governmental department; directors' fees and expenses necessarily incurred by directors in attendance at directors' meetings; expenses of administrative personnel and administrative services; custodian fees; fees of the transfer agent, the registrar and the dividend disbursing agent; cost of stock certificates and corporate reports; all other printing expenses not specifically allocated to WSMC under the Agreement; costs in connection with Board meetings and meetings of Stockholders, including proxy material preparation and distribution, filing fees, dues, insurance premiums, miscellaneous management and operating expenses and expenses of an extraordinary and nonrecurring nature.


The Advisory Agreement provides that it shall continue in effect for a period of two years from its effective date and that it may be continued from year to year thereafter only if specifically approved at least annually by a vote of a majority of the Board, or by the vote of a majority of the Fund's outstanding voting securities. In either case, each continuance must be approved by a majority vote of the directors who are not parties to such contract or "interested persons" of any such party to such contract (other than as directors of the Fund) cast in person at a meeting called for that purpose. The Advisory Agreement will be effective through April 26, 1999.


The Advisory Agreement may be amended or modified only by the vote of a majority of the Fund's outstanding voting securities and a majority of the Board, including a majority of such directors who are not parties of the Agreement or "interested persons" of any such party (other than as directors of the Fund).

The Advisory Agreement may be terminated, without penalty, on 60 days' written notice to WSMC, by the Board or by the vote of a majority of the Fund's outstanding voting securities. It automatically terminates upon its "assignment" within the meaning of Section 2(a)(4) of the 1940 Act.

DESCRIPTION OF THE ADVISORY FEE
The Advisory Agreement provides for an advisory fee based upon a fixed percentage of the Fund's net asset value. Such advisory fee is calculated and paid monthly by applying the following monthly rates to the average daily net asset value of the Fund during the preceding month:


                         Equivalent        Average Daily
        Monthly Rate     Annual Rate       Net Asset Value

        1/16 of 1%        3/4 of 1%        On the first $125 million
        5/96 of 1%        5/8 of 1%        On the next $75 million
        1/24 of 1%        1/2 of 1%        On amounts over $200 million


The advisory fees paid for 1997 as a percentage of the Fund's average net assets was 0.75%.

EXPENSE LIMITATION
The Advisory Agreement provides an overall limitation of the total expenses of the Fund as follows: if the normal operating expenses of the Fund for any year, including the advisory fee computed above (but excluding taxes, interest, brokerage fees, and extraordinary legal , auditing or other expenses incurred in connection with or as a result of any matter not in the ordinary course of business of the Fund), exceed 2% of the first $10,000,000, 1.5% of the next $20,000,000 and 1% of the balance, of the average daily net asset value, then the excess of the expenses will be refunded by WSMC to the Fund. WSMC will waive collection of any or all of its advisory fee to reflect any required expense reimbursement.


The expenses of the Fund for 1997 as a percentage of net assets was 1.82%.



THE UNDERWRITING AGREEMENT
WSMC also acts as the principal underwriter for the Fund pursuant to an Underwriting Agreement with the Fund most recently approved by the Board on February 26, 1998 (the "Underwriting Agreement"), which Agreement provides that WSMC shall use its best efforts to find purchasers for authorized but unissued Shares, with WSMC paying all expenses in connection therewith.


The Underwriting Agreement provides that it shall continue in effect for a period of more than two years from the date thereof only so long as such continuance is specifically approved at least annually by the Board including the vote of a majority of the directors who are not parties to such contract or "interested persons" of any such party to the contract (other than as directors of the Fund) cast in person at a meeting called for that purpose.

Either the Fund or WSMC may terminate the Underwriting Agreement on any date by giving the other party at least six months' prior written notice of such termination and the Fund may terminate the Underwriting Agreement at any time upon any failure by WSMC to fulfill its obligations as underwriter under such agreement. The Underwriting Agreement also provides that it shall automatically terminate in the event of its assignment within the meaning of Section 2(a)(4) of the Investment Company Act.


During the years 1997, 1996, and 1995, the total amount of underwriting commissions paid or accrued to WSMC under the Underwriting Agreement were $4,849, $4,957, and $538, respectively, after deducting dealer allowances withheld of $49,806, $0, and $0, respectively. WSMC received net remuneration (i.e. net advisory fees paid under the Advisory Agreement plus net underwriting commissions) from the Fund in 1997, 1996, and 1995, of $123,325, $118,755, and
$80,227, respectively.

ADMINISTRATOR
Pursuant to an Administrative Services Agreement with the Fund, American Data Services, Inc. ("ADS") provides the Fund with the necessary office space, communication facilities and personnel to perform certain services to the Fund, including: monitoring services provided to the Fund by other service providers; furnishing financial data and management reports; preparing all shareholder financial statements; preparing the Fund's federal state and local tax returns; preparing periodic reports to the SEC on Form N-SAR and amendments to the Fund's registration statement; monitoring all regulatory restrictions for compliance; and answering inquiries from Fund shareholders and broker-dealers. A principal of ADS is the Secretary and Treasurer of the Fund.

For services rendered pursuant to the Administrative Services Agreement, the Fund pays ADS, Inc. a monthly fee equal to the greater of (i) $2,083 or (ii) 1/12th of 0.1% of the first $75 million of average monthly net assets, plus 1/12th of 0.05% of the next $50 million of average monthly net assets, plus 1/12th of 0.04% of average monthly net assets in excess of $125 million.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
The Bank of New York, 110 Washington Street, New York, NY 10286 is custodian for the Fund and it holds in safekeeping all of the portfolio securities and cash of the Fund pursuant to the terms of a Custodian Agreement. The Custodian performs no managerial or policy-making functions with or for the Fund. The services of the custodian do not provide protection to Stockholders against possible depreciation of assets. ADS serves as the Fund's Transfer Agent and Dividend Disbursing Agent.

THE BOARD OF DIRECTORS
The property, business and affairs of the Fund are managed by a Board of Directors that currently consists of four members.

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P., independent accountants, 1301 Avenue of the Americas, New York, NY 10019, is the auditor for the Fund and audits its financial statements yearly.


                               GENERAL INFORMATION


DESCRIPTION OF SHARES
The Fund was organized as a Maryland corporation on December 26, 1945. It has an authorized capital of 5,000,000 Shares of Capital Stock, par value $1 per share. Each Share has equal voting, dividend, redemption and liquidation rights. There is no limitation on transferability, and no Share is subject to further call by the Fund. The Shares have non-cumulative voting rights, which means that the holders of more than 50 percent of the Shares voting for the election of directors can elect 100 percent of the directors if they choose to do so, and, in such event, the holders of the remaining Shares voting for the election of directors will not be able to elect any person or persons to the Board. In addition, directors of the Fund elected by the shareholders serve until a successor is elected and assumes office. The Fund, under applicable Maryland law, does not hold an annual meeting of shareholders in any year in which such a meeting is not required under state law or the 1940 Act. The fiscal year of the Fund ends on December 31 of each year.

ADDITIONAL INFORMATION
The Fund may disseminate reports of its investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Fund. Standard quotations of total return are computed in accordance with SEC Guidelines to provide comparability to other investment companies. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders for the fiscal year ended December 31, 1997 contains performance information about the Fund. A copy of the annual report is available upon request without charge and may be obtained by calling the Fund at (800) 443-4693.

SHAREHOLDER INFORMATION AND REPORTS All shareholder inquiries regarding account information of transactions should be directed to American Data Services, Inc.,150 Motor Parkway, Suite 109, Hauppauge, NY 11788 or by telephone to (800) 443-4693. Shareholder inquiries about general Fund information should be directed to the Fund's office at (212) 856-8250. Shareholders will be provided semi-annual unaudited and annual audited reports, including a listing of portfolio securities held.

                           THE WALL STREET FUND, INC.


                       STATEMENT OF ADDITIONAL INFORMATION



                    230 Park Avenue, New York, New York 10169
                            Telephone: (212) 856-8250





This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of The Wall Street Fund, Inc. (the "Fund"), dated May 1, 1998. The Prospectus may be obtained by writing to the above address or by calling the above phone number.


      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 1998.

                                TABLE OF CONTENTS



Investment Objectives and Policies....................................... B-2
Management of the Fund................................................... B-3
Principal Holders of Securities.......................................... B-5
Brokerage Allocation..................................................... B-5
Tax Status............................................................... B-6
Underwriter.............................................................. B-7
Calculation of Performance Data.......................................... B-8
Financial Statements..................................................... B-10




                       INVESTMENT OBJECTIVES AND POLICIES

In order to achieve the "growth of capital" stated as the primary investment objective in the Prospectus (under the heading "Investment Objectives"), the management of the Fund looks for undervalued investments in economic areas experiencing lasting growth, i.e., those that are inefficiently priced and have outstanding characteristics relative to alternative investments. Further, the companies whose stocks are purchased must, whether large or small, be quality companies run by able and motivated management teams, have sustainable earnings growth, appropriate dividend policies, minimal or moderate debt, and valuable products or services. Also, such financial ratios as superior profit margins, return on equity, and cash flow are essential criteria. Growth characteristics of the Fund's portfolio of investments are vital to meet the Fund's primary investment objective. So is the ability to control risk. Accordingly, prudent portfolio diversification is stressed. Seldom is more than 3% of the Fund's net asset value invested at cost in any one security.

                             MANAGEMENT OF THE FUND


The Fund is managed by its directors and officers. Their names, ages, addresses and information as to their principal business occupations during the last five years is set forth below in alphabetical order.

                                                           Principal Occupations
                                  Positions                for Last Five Years
Name and Address  (AGE)           Held With Fund           and Other Directorships
------------------------------------------------------------------------------------

Michael R. Linburn   (64)         Vice President           Director of Marketing, Morse,
230 Park Avenue                                            Williams & Co., Inc. since 1992.
New York, NY 10169


Clifton H.W. Maloney   (59)       Director                 President, C.H.W. Maloney &
245 Park Avenue                                            Co., Inc., an investment
New York, NY  10169                                        banking firm, since 1981.
                                                           Director, Chromium Industries,
                                                           Inc., and Liberty Business
                                                           Forms and Systems, Inc.


Michael Miola   (45)               Secretary/              President, American Data
150 Motor Parkway                    Treasurer             Services, Inc., a mutual fund
Hauppauge, NY  11788                                       administrator since 1984.
                                                           Chairman, ADS Distributors, Inc.,
                                                           a brokerage firm since 1997.


Robert P. Morse*    (52)           Chairman,               President and a Director, Morse
230 Park Avenue                      President and         Williams & Co., Inc., investment
New York, NY  10169                  Director              counselors, since 1981;
                                                           President and sole Director of
                                                           Wall Street Management
                                                           Corporation ("WSMC") since
                                                           1984 and Morse Williams
                                                           Holding Co., Inc. since 1986.

Allen C. Post    (54)              Vice President          Portfolio Manager, Morse,
230 Park Avenue                                            Williams, & Co., Inc. since 1991.
New York, NY 10169


                                       B-3





                                                           Principal Occupations
                                  Positions                for Last Five Years
Name and Address  (AGE)           Held With Fund           and Other Directorships
------------------------------------------------------------------------------------
Sharon A. Queeney    (55)         Director                 President, Queeney Enterprises
64 East 91st Street                                        since 1988, a marketing/media
New York, NY  10128                                        production company.


Harlan K. Ullman,   (57)          Director                Chairman, Killoven Group, a
 Ph.D                                                     consulting firm; Senior Fellow,
1245 29th Street, N.W.                                    The Center for Naval Analyses;
Washington, D.C.  20007                                   Senior Associate, of Center for
                                                          Strategic and International
                                                          Studies, since 1987.


*Denotes a director who is an "interested person" as that term is defined in
Section 2(a)(19) of the Investment Company Act of 1940 (the "Investment Company Act").


Set forth below is a Compensation Table listing, for each director, the aggregate compensation received from the Fund for the calendar year ended December 31, 1997. The Fund has no bonus, profit sharing, or retirement plans.


                               COMPENSATION TABLE
                                                        Total
                                                    Compensation
                                                   Received From
Director                                                Fund
-------------------------------------------------------------------
Clifton H.W. Maloney ..............................   $6,000
Robert P. Morse ...................................   $6,000
Sharon A. Queeney .................................   $6,000
Harlan K. Ullman ..................................   $6,000


In addition, the Fund's Directors were reimbursed for expenses of $3,615 in connection with the four Board Meetings held during the year. The Fund makes no payments of salary to any officer in such capacity.

As of April 9, 1998, all officers and directors of the Fund as a group owned (according to information supplied by them) of record or beneficially a total of 656,363.049 Shares (or 28.08%) of the Fund.



                         PRINCIPAL HOLDERS OF SECURITIES


The following is the only person known to the Fund who, on April 9, 1998, owned of record or beneficially more than five percent of the outstanding Shares:
Robert P. Morse as one of three trustees for seven trust accounts, as sole trustee for one trust account and as custodian for three separate Uniform Gifts to Minors Act accounts and personally, holding in the aggregate 649,160.064 Shares (27.78%) of record. WSMC, which is owned indirectly by Mr. Morse, beneficially owns 3,302.806 Shares (or 0.14%) of the Fund.



                              BROKERAGE ALLOCATION

It is the policy of the Fund to select brokers on the basis of their ability to effect transactions in portfolio securities in such a manner as to obtain the best execution of orders at the most favorable prices. Brokerage business is also allocated in order to obtain investment information and research, so that WSMC may supplement its own analysis and research activities and may make available to the Fund the recommendations, views and information of individuals and research staffs of many different securities firms. Such investment information and research is presently provided to WSMC at no cost to it, and to the extent that such investment information and research is used by WSMC in rendering investment advice to the Fund, it tends to reduce the expenses of WSMC. Subject to the foregoing policies, brokers are chosen by the officers of WSMC in accordance with their best judgment and the allocation of brokerage is not made in accordance with any formula. In following the foregoing policies, however, a broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of such broker's ability to promptly execute the order and/or provide research services. In allocating brokerage, the Fund does not favor or disfavor any broker on the basis of sales of Shares made or expected to be made by such broker.


During the years 1997, 1996 and 1995, the Fund paid brokerage commissions of $51,851, $72,469, and $60,653, respectively, to brokerage firms in connection with its purchases and sales of portfolio securities.






During the year 1997, the Fund paid commissions for securities transactions to brokers that provided investment information and research services to WSMC of $4,705 with respect to securities transactions valued at $1,236,306. Research services furnished by brokers through whom securities transactions are effected may be used by WSMC in servicing all of its accounts and not all such services may be used by WSMC in connection with the Fund.

During the years 1997, 1996, and 1995 none of the brokers employed by the Fund
(i) was an "affiliated person" (as defined in Section 2(a)(3) of the Investment Company Act) of the Fund; (ii) was an affiliated person of such an affiliated person; or (iii) had an affiliated person who was also an affiliated person of the Fund or WSMC.

WSMC may act as one of the Fund's brokers in the purchase and sale of portfolio securities. It is the Fund's intention to use WSMC as a broker where, in the judgment of Fund management, such firm would be able to obtain a price and execution at least as favorable as other qualified brokers. In 1997 WSMC did not act as an executing broker for any portfolio transactions of the Fund.


                                   TAX STATUS

The following information supplements the information set forth in the Prospectus under the heading "TAXATION".

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") applicable to regulated investment companies. The Fund intends to pay dividends representing its investment company taxable income within certain time periods specified by the Code. By doing so and by meeting certain diversification and other requirements, the Fund intends to qualify as a regulated investment company under the Code. Since the Fund will distribute its investment company taxable income, net capital gains, and capital gain net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If the Fund were to fail to distribute all of its income and gains, it would be subject to income tax and, in certain circumstances, a 4% excise tax.

TAXATION OF SHAREHOLDERS. Distributions reflecting the Fund's own dividend income will qualify for the 70% dividends received deduction available to corporate shareholders if the Fund does not sell the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock).

Individuals and other non-exempt payees will be subject to a 31% backup Federal withholding tax on dividends and other distributions from the Fund, as well as the proceeds of redemptions of Fund shares, if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding. For most individuals, the taxpayer identification number is the taxpayer's social security number.



                                   UNDERWRITER

The following information supplements the information set forth in the Prospectus under the subheading, "The Underwriting Agreement."

WSMC, the Fund's principal underwriter, offers Shares of the Fund on a continuous basis, has entered into dealer agreements with various broker/dealer firms located in jurisdictions where the Fund has registered its Shares for public sale. The dealer agreements require dealers to act as agent for WSMC for consideration, which is set forth in the Prospectus under the subheading, "Purchase of Shares" in the column captioned

"Allowance to Selected Dealers as Percentage of the Offering Price." The dealer agreements also require that the dealers be registered as brokers and dealers pursuant to Section 15 of the Securities Exchange Act of 1934 and that they be members in good standing of the National Association of Securities Dealers, Inc.


Set forth below is a Table listing all commissions and other aggregate compensation received by WSMC from the Fund for the calendar year ended December 31, 1997.


                         Net Underwriting    Compensation on
Name of Principal         Discounts and      Redemptions and    Brokerage          Other
  Underwriter              Commissions         Repurchases     Commissions     Compensation
-------------------------------------------------------------------------------------------------

Wall Street
Management Corp.             $4,849              None              None           $118,476 (1)

(1) Other compensation is comprised of advisory fees earned by WSMC during the calendar year ended December 31, 1997.



                        CALCULATION OF PERFORMANCE DATA

Following are quotations of the Fund's average annual total return for the indicated periods using the standardized method of calculation required by the Securities and Exchange Commission ("SEC"):



        for the one-year period ended December 31, 1997:      (6.25)%
        for the five-year period ended December 31, 1997:      8.95%
        for the ten-year period ended December 31, 1997:      11.25%



Average annual total return is calculated according to the following SEC formula:

           n
     P(1+T) = ERV

where P= a hypothetical initial payment of $1,000; T= average annual total return; n= number of years; and ERV= ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the 1,5, and 10-year periods at the end of the 1,5 and 10-year periods. The maximum sales load was deducted from the initial $1,000 investment and all dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.

                                      THE
                                      WALL
                                     STREET
                                   FUND INC.






















                                 ANNUAL REPORT
                               December 31, 1997

                           THE WALL STREET FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997



COMMON STOCKS AND WARRANTS - 93.19%

                                                      MARKET
 SHARES                                               VALUE
 ------                                               -----

          BASIC MATERIALS - 2.60%
 10,000  +Arqule Inc. ............................ $ 230,312
135,000  +International Precious Metals Corp......   175,078
                                                   ---------
                                                     405,390
                                                   ---------

          CAPITAL GOODS - 7.49%
 75,000  +Flow Intl. Corp. .......................   714,844
  2,500   Hewlett Packard Co. ....................   156,250
  6,000   Telxon Corp. ...........................   144,000
  8,000  +Zygo Corp. .............................   152,000
                                                   ---------
                                                   1,167,094
                                                   ---------

          CONSUMER - CYCLICAL - 6.98%
  6,000  +Abercrombie & Fitch Co. ................   187,500
  3,500   Home Depot Inc. ........................   206,062
  5,500  +North Face Inc. ........................   121,172
  5,000  +Office Depot Inc. ......................   119,687
  6,000  +Pixar ..................................   130,875
  5,000  +Play by Play Toys & Novelties Inc.. ....    90,000
  5,000  +Polo Ralph Lauren Corp. - Class A ......   121,563
 12,000  +Zomax Optical Media ....................   110,250
                                                   ---------
                                                   1,087,109
                                                   ---------

          CONSUMER NON-CYCLICAL - 19.16%
  5,000  +Alza Corp. .............................   159,062
  7,000  +Biochem Pharma. Inc. ...................   146,125
  5,000  +Biogen Inc. ............................   182,187
  8,000  +Centocor Inc. ..........................   267,000
  7,000  +Chiron Corp. ...........................   119,219
  5,000  +Corixa Corp. ...........................    45,156
  5,000  +Genzyme Corp. ..........................   138,437
  5,000  +Genzyme Tissue Repair ..................    34,063
  5,000  +Healthcare Compare Corp. ...............   256,875
  5,000  +Healthsouth Rehabilitation Corp. .......   138,750
  8,000  +Incyte Pharmaceutics Inc. ..............   357,000
 10,000  +ISIS Pharmaceuticals ...................   124,375
 15,000  +Ligand Pharmaceuticals - Class B .......   194,063
  4,000  +Liposome Co. Inc. ......................    18,625
  5,000  +Martek Biosciences Corp. ...............    40,938
 15,000  +Perclose Inc. ..........................   288,750
  4,000   Pfizer Inc. ............................   298,250
  5,000  +Transkaryotic Therapies Inc. ...........   175,313
                                                   ---------
                                                   2,984,188
                                                   ---------

          DIVERSIFIED - 0.27%
500,000  +International UNP Holdings Ltd. ........    41,928
                                                   ---------

          ENERGY - 1.27%
 20,000  +Gulf Canada Resources ..................   140,000
  1,500   Unocal Corp ............................    58,219
                                                   ---------
                                                     198,219
                                                   ---------

          FINANCIAL 3.82%
  8,000   Allmerica Financial Corp. ..............   399,500
 10,000  +CCC Information Services Group .........   195,625
                                                   ---------
                                                     595,125
                                                   ---------

          REAL ESTATE 0.82%
  5,000   New Plan Realty Trust ..................   127,500
                                                   ---------

COMMON STOCKS AND WARRANTS (continued)

                                                     MARKET
 SHARES                                               VALUE
 ------                                               -----
                  SERVICES - 16.16%
 10,000  +At Home Corp. .......................... $ 250,625
  6,500  +Cendant Corp. ..........................   223,438
  6,000   Cintas Corp. ...........................   234,375
 15,000  +Electronic Processing ..................   174,375
100,000  +Executone Information Systems ..........   220,312
 10,000  +Faxsav Inc. ............................    25,312
  6,000   First Data Corp. .......................   175,500
 20,000  +Flexinternational Software .............   315,000
  5,000  +Lernout & Hauspie Speech ...............   230,625
 16,000  +Network Solutions ......................   210,500
  5,000   Ogden Corp. ............................   140,938
 15,000  +Spacehab Inc. ..........................   158,438
  4,000  +USA Waste Services Inc. ................   157,000
                                                   ---------
                                                   2,516,438
                                                   ---------

          TECHNOLOGY - 34.62%
  5,500  +Adaptec Inc. ...........................   204,531
  8,000  +Analog Devices Inc. ....................   221,500
  5,000  +Ascend Communications Inc. .............   122,969
  8,000  +Celeritek Inc. .........................   111,500
  5,000  +Ciena Corp. ............................   306,250
  7,000  +Cybermedia Inc. ........................   104,781
 15,000  +Excite Inc. ............................   450,469
  8,500  +Harbinger Corp. ........................   239,062
  3,000   Intel Corp. ............................   210,656
  4,000  +Manugistics Group Inc. .................   177,750
 10,000  +Metacreations Corp. ....................   110,625
  8,050   Netscape Communications Corp. ..........   195,716
 15,000  +Network Imagaing Corp. .................    13,828
 45,000  +Object Design Inc. .....................   381,094
  3,500  +Peoplesoft Inc. ........................   136,062
  7,000  +Qualcomm Inc. ..........................   353,719
 20,000  +Rogue Wave Software Inc. ...............   221,250
  7,000  +Sawtek Inc. ............................   184,187
 30,000  +Select Software Tools Ltd. Sponsored ADR   172,500
  5,000  +Sequent Computer Systems Inc. ..........   100,313
  2,000  +Tellabs Inc. ...........................   105,563
  4,000  +The Registry Inc. ......................   185,000
  5,000  +Vantive Corp. ..........................   125,625
 10,000  +Vitesse Semi-Conductor Corp. ...........   380,625
  7,500  +Worldcom Inc. ..........................   227,109
 10,000  +Xilinx Inc. ............................   350,000
                                                   ---------
                                                   5,392,684
                                                   ---------

                  WARRANTS - 0.00%
    875  +American Satellite Network
            Inc. Warrants ........................         0
                                                   ---------

         TOTAL COMMON STOCKS AND WARRANTS
         (Cost $13,068,457)                       14,515,675
                                                  ----------


                       See notes to financial statements.
                                                                          Page 1

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 1997


BONDS - 5.56%
PRINCIPAL                                            MARKET
  VALUE                                              VALUE
  -----                                              -----
          CONVERTIBLE BONDS - 5.56%
100,000   Alza Corp., Subordinated Debentures, 5.00%
          05/01/2006 ............................. $ 105,875
150,000 +^Bonneville Pacific Corp., Subordinated
            Debentures, 7.75% 08/15/2009 ..........  216,000
500,000   Executone Information Systems 7.50% 03/15  442,500
100,000   VLSI Technology Inc., Subordinated Notes,
          8.25% 10/01/2005 .......................   101,875
                                                  ----------
          TOTAL BONDS
          (Cost $360,266) ........................   866,250
                                                  ----------
          TOTAL INVESTMENTS
          (Cost $13,428,723)            98.75% .. 15,381,925

          OTHER ASSETS LESS LIABILITIES  1.25% ..    194,902
                                                 -----------
          TOTAL NET ASSETS             100.00% ..$15,576,827
                                                 ===========

(1)  Federal  Tax   Information:   At  December  31,  1997  the  net  unrealized
appreciation based on cost for Federal Income tax purposes of $13,442,893 was as follows:
     Aggregate gross unrealized appreciation for all investments in which  there  was an excess  of value  over  cost ........  $  3,491,719
                                                                  -----------
     Aggregate gross unrealized depreciation for all investments in
     which there was an excess of cost over value .............    (1,552,687)
                                                                  -----------
     Net unrealized appreciation ..............................   $ 1,939,032
                                                                  ===========

+   Non-income producing security.
^   Priced at fair value as determined by the Board of Directors.




THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997


ASSETS:
Investments in securities, at value
   (cost $13,428,723)  (Note 1) ...                   $ 15,381,925
Receivables:
  Investment securities sold ......   $    324,273
  Receivable from custodian .......         35,000
  Fund shares sold ................          4,076
  Interest and dividends ..........         21,528
                                            ------
                                                           384,877
Other assets ......................                          4,837
                                                      ------------
  Total Assets ....................                     15,771,639

LIABILITIES:
Cash Overdraft ....................                         84,398
Payables:
  Investment securities purchased .         79,844
  Investment adviser fee ..........         22,562
  Other payables and accrued
      expenses ....................          8,008
                                           -------
                                                           110,414
                                                      ------------
      Total Liabilities ...........                        194,812
                                                      ------------
        Net Assets ................                   $ 15,576,827
                                                      ============

Net Assets Consist of:
  Capital stock at par value ......                   $  2,122,796
  Additional paid in capital ......                     11,513,674
  Unrealized appreciation on
      investments .................                      1,953,202
  Accumulated net realized loss
      on investments ..............                        (12,845)
        Net Assets ................                   $ 15,576,827
                                                      ============

Net asset value and
  redemption price per share
  ($15,576,827/2,122,796 shares
  of capital stock outstanding)
  (Note 4) ........................                        $  7.34
                                                      ============

Maximum offering price per share
  (100/96 of $7.34) ...............                        $  7.65
                                                      ============


                       See notes to financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
Income:
   Dividends .....................   $    40,143
   Interest ......................        95,207
                                     -----------
Total income .....................       135,350

Expenses:
   Investment adviser fees
     (Note 3) ....................       118,476
   Transfer agent fees and
      dividend paying expenses ...        23,501
   Custodian fees ................        14,650
   Accounting services ...........        49,000
   Reports to shareholders .......        13,075
   Professional fees .............        20,247
   Directors fees and expenses ...        27,615
   Registration fees .............         8,500
   Miscellaneous .................        11,720
                                     -----------
Total Expenses ...................       286,784
                                     -----------
   Net investment loss ...........      (151,434)
                                     -----------

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
(Note 1)
Net realized gains from
   investment transactions .......       868,636
Net decrease in unrealized
   appreciation of investments ...    (1,054,196)
                                     -----------
Net realized and unrealized losses
   on investments ................      (185,560)
                                     -----------
Net decrease in net assets
   resulting from operations .....   $  (336,994)
                                     ===========



THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS



                                             FOR THE           FOR THE
                                            YEAR ENDED        YEAR ENDED
                                            DECEMBER 31,      DECEMBER 31,
                                              1997               1996
                                              ----               ----


Net investment loss ...................   $   (151,434)   $   (105,420)
Net realized gains from
    investment transactions ...........        868,636       2,067,893
Net decrease in unrealized
    appreciation of investments .......     (1,054,196)       (333,671)
                                          ------------    ------------
Net increase (decrease) in net assets
    resulting from operations .........       (336,994)      1,628,802
Distributions to shareholders
    from:
Net realized gains from
    investment transactions
    ($0.41 and $1.15 per share,
    respectively) .....................       (834,155)     (2,009,946)
Net capital share transactions
    (Note 4) ..........................        808,663       1,937,669
                                          ------------    ------------
Total increase (decrease) in net assets       (362,486)      1,556,525

NET ASSETS:
Beginning of year .....................     15,939,313      14,382,788
                                          ------------    ------------
End of year ...........................   $ 15,576,827    $ 15,939,313
                                          ============    ============




                       See notes to financial statements                 Page 3

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(A) SECURITIES VALUATIONS - The value of investments is based on the published last sale prices on national securities exchanges, or, in the absence of recorded sales, at the mean between the closing bid and asked prices on such exchanges or over-the-counter. At December 31, 1997, the Fund held a security for which a market quotation was not readily available and which was valued in good faith by the Board of Directors. This security had a value of $216,000 representing 1.39% of the Fund's net assets.

(B) FEDERAL INCOME TAXES - No provision for federal income taxes has been made in the accompanying financial statements, since the Fund intends to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and net realized gains on investments.

(C) OTHER - Security transactions are accounted for on the date securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The net realized gains and losses are determined on the identified cost basis. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1997, the Fund decreased additional paid-in-capital by $151,581, decreased accumulated net investment loss by $151,434 and decreased accumulated net realized loss by $147.

(2) PURCHASES AND SALES OF SECURITIES:
    Purchases and sales of investment securities, during the year ended December 31, 1997 aggregated $18,842,238 and $19,098,540, respectively.

(3) INVESTMENT ADVISORY FEES AND OTHER:
    The advisory agreement provides for advisory fees of 1/16 of 1% monthly (equivalent to 3/4 of 1% per annum) of the first $125,000,000 of average net assets of the Fund. The present advisory agreement also provides for the adviser to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2% of the first $10,00,000, 1 1/2% of the next $20,000,000 and 1% of any balance of the average daily net asset value.

    For the year ended  December 31, 1997,  Wall Street  Management  Corporation
(WSMC) earned investment advisory fees of $118,476 with no reimbursement to the Fund for expenses.

    The adviser also serves as the Fund's principal underwriter. For the year ended December 31, 1997, WSMC received $4,084 as its portion of the sales charge on sales of shares of the Fund. Certain of the officers and directors of the Fund are officers and directors of WSMC.

    The Fund has arranged for American Data Services, Inc., of which the Fund's Secretary and Treasurer is a principal, to prepare the accounting records and perform administrative and transfer agent services for the Fund. Costs incurred totalled $72,501 for the year ended December 31, 1997.

    Morse,   Williams  &  Co.,  Inc.  (MWC),   100%  owner  of  WSMC,   performs
administrative services for the Fund. This includes costs of shared office expenses, rent, telephone charges and supply expenses. For the year ended December 31, 1997, no remuneration was paid by the Fund to MWC.

(4) CAPITAL STOCK:
At December 31, 1997 there were 5,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock during the year ended December 31, 1997 and the year ended December 31, 1996 were as follows:

                                 1997                           1996
                         --------------------           ---------------------
                        Shares          Amount         Shares           Amount
                        ------          ------         ------           ------
Shares sold ..........  293,230      $ 2,360,707        78,951       $  698,614
Shares issued for
   reinvestment of
   distribution from
   realized gains ....  100,096          705,679       243,015        1,905,236
Shares redeemed ...... (273,575)      (2,257,723)      (76,029)        (666,181)
                        -------      -----------       -------       ----------
Net increase .........  119,751      $   808,663       245,937       $1,937,669
                        =======      ===========       =======       ==========

FINANCIAL HIGHLIGHTS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)
Year Ended December 31,

                                                               1997     1996       1995      1994      1993      1992       1991
                                                               ----     ----       ----      ----      ----      ----       ----
Net asset value, beginning of year ..................... $    7.96  $    8.19  $   7.42  $   8.03  $   7.60  $   7.27  $    5.54
                                                         ---------  ---------  --------  --------  --------  --------  ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) ...........................     (0.08)     (0.06)    (0.03)    (0.02)    (0.02)     0.01       0.03
Net realized and unrealized gains (losses)
   on investments ......................................     (0.13)      0.98      2.60     (0.38)     1.00      0.54       2.95
                                                         ---------  ---------  --------  --------  --------  --------  ---------
Total from investment operations .......................     (0.21)      0.92      2.57     (0.40)     0.98      0.55       2.98
                                                         ---------  ---------  --------  --------  --------  --------  ---------

LESS DISTRIBUTIONS
Dividends from net investment income ...................      0.00       0.00      0.00      0.00      0.00     (0.01)     (0.03)
Distribution from realized gains
   from security transactions ..........................     (0.41)     (1.15)    (1.80)    (0.21)    (0.55)    (0.21)     (1.21)
Return of capital distribution .........................      0.00       0.00      0.00      0.00      0.00      0.00      (0.01)
                                                         ---------  ---------  --------  --------  --------  --------  ---------
Total distributions ....................................     (0.41)     (1.15)    (1.80)    (0.21)    (0.55)    (0.22)     (1.25)
                                                         ---------  ---------  --------  --------  --------  --------  ---------

Net asset value, end of year ........................... $    7.34  $    7.96  $   8.19  $   7.42  $   8.03  $   7.60  $    7.27
                                                         =========  =========  ========  ========  ========  ========  =========

Total return** .........................................     (2.37%)    11.45%    36.50%    (4.86%)   13.17%     7.61%     54.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's) .....................     15,577     15,939    14,383    11,080    11,561    11,202     11,032
Ratio of expenses to average net assets ................      1.82%      1.84%     2.02%     2.12%     2.04%     2.15%      2.10%
Ratio of expenses to average net assets,
   net of reimbursement ................................      1.82%      1.82%     1.90%     1.96%     1.96%     1.97%      1.98%
Ratio of net investment income (loss)
   to average net assets . .............................     (0.96%)    (0.70%)   (0.50%)   (0.47%)   (0.31%)   (0.08%)     0.30%
Ratio of net investment income (loss)
   to average net assets, net of reimbursement .........     (0.96%)    (0.68%)   (0.38%)   (0.31%)   (0.23%)    0.09%      0.43%
Portfolio turnover rate ................................    121.12%    142.11    143.27%    89.01%   107.22%   112.47%    159.52
Average commission rate paid+ ..........................      .0513     .0666       --        --       --        --         --


**  Excluding sales charge.
+ For fiscal years beginning on or after September 1, 1996, a fund is required to disclose its average commission rate per share for trades on which a commission is charged.

REPORT OF INDEPENDENT ACCOUNTANTS
To The Shareholders and Board of Directors of
The Wall Street Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of The Wall Street Fund, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the seven years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wall Street Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the seven years in the period then ended, in conformity with generally accepted accounting principles.



                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 20, 1998
                                                                          Page 5

PRINCIPAL INVESTMENT CHANGES
For the year ended December 31, 1997

NEW POSITIONS
Advanced Digital Information Corp., Abercrombie & Fitch Co., Arqule, Inc., At Home Corp., CCC Information Services Group, Cendant Corp., Ciena Corp., Crescendo Pharmaceuticals, Corixa Corp., Cybermedia Inc., Electronic Processing, Faxsav Inc., Flexinternational Software Inc., Healthsouth Rehabilitation Corp., Network Imaging, Incyte Pharmaceutics Inc., Ligand Pharmaceuticals, Lernout & Hauspie Speech, Manugistics Group Inc., Network Solutions, Object Design Inc., Play by Play Toys & Novelties, Perclose Inc., Peoplesoft Inc., Qualcomm Inc., The Registry Inc., Polo Ralph Lauren Corp., Spacehab Inc., USA Waste Services Inc., Vantive Inc.

ELIMINATIONS
Alpha-Beta Technology Inc., Barrick Gold Corp., Adobe Systems Inc., Advanced Digital Information Corp., Amway Japan Ltd ADR, Altera Corp., Amgen Inc., Apac Teleservices, Anadarko Petroleum Corporation, Astea International Inc., Avant Corporation, Boeing Co., Crescendo Pharmaceuticals, Cellpro Inc., Comp USA Inc., Cisco Systems Inc., Digital Equipment Corp., Dresser Industries, Delia*s, Inc., Electronics For Imaging Inc., ESS Technology, Executive Telecard Ltd., Federation Resources, Federal National Mortgage Assoc., Fusion Systems Corp., Gap Inc., GTE Corp., ICC Technologies Inc., Idexx Laboratories Inc., IMC Global Inc., Jilin Chemical Ind., Johnson & Johnson, Kasten Chase Applied Research, McDonalds Corp., Millicom Int'l. Cellular S.A., Metromedia International Group, Minnesota Mining & Manufacturing Co., Motorola Inc., Merck & Co., Nematron Corp., Nucor, Octel Communications Corp., On Technology Corp., Oracle Systems Corporation, Paging Network Inc., Premis Corporation, Parametric Technologies, Qualmark Corporation, Raptor Systems Inc., Rational Software Corp., Retirement Care Associates Inc., Renaissance Solutions Inc., Structural Dynamics, Seagate Technology, Search Financial Services Inc., Stevens International CL A Warrants, Saks Holdings Inc., Synopsys Inc., Sport-Haley Inc., Strategic Distribution
Inc., Stevens Graphics Series A, Tiffany & Co., U-Ship Inc., Vencor Inc., Wisconsin Central Trans, Zoltek Companies Inc. Convertible Bonds: Air & Water Technologies 8.00%, 05/15/2015.

This report is not to be construed as an offering for the sale of The Wall Street Fund, Inc., or as a solicitation of an offer to buy any such shares, unless accompanied by an effective prospectus setting forth details of the Fund including the sales charge and other material information.



--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN++



                          AVERAGE ANNUAL TOTAL RETURN

               After Sales Charge at the Beginning of each period
                      including Reinvestment of Dividends.

             1 YEAR: (6.25%)     5 YEAR: 8.95%      10 YEAR: 11.25%

[Graph omitted here]
Graph depicts the performance of an initial investment of $10,000 in the Wall Street Fund versus the Russell 2000 Index for the periods 1987 through 1997.

                                Wall Street                   Russell 2000
                                   Fund                          Index
                                   ----                          -----
Initial
  Investment 1987                $10,000.00                  $10,000.00
1988                              11,230.77                   12,237.22
1989                              13,722.41                   13,976.97
1990                              10,928.29                   10,978.28
1991                              16,869.28                   15,773.19
1992                              18,152.30                   18,353.33
1993                              20,642.21                   21,474.09
1994                              19,543.94                   20,790.65
1995                              26,681.27                   26,239.10
1996                              29,735.78                   30,112.22
1997                              29,032.18                   36,291.45


The maximum initial sales charge payable on an investment in the Fund was 5.50% at December 31, 1987. At public offering price of $10,000, the net investment in the Fund would be $9,450, assuming no waiver or reduction of sales charges. Currently, the maximum sales charge is 4.0%. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

++ Not covered by report of independent accountants.


--------------------------------------------------------------------------------

MANAGEMENTS DISCUSSION OF
FUND PERFORMANCE

     The Fund's broad diversification policy combined with Fund Management's stock selection were significant factors contributing to Fund performance in 1997. Management's strategy of investing in companies selected from a variety of broad industry groups and investing in a large number of different companies with strong fundamental growth characteristics provides protection from long term fundamental portfolio risk. Fund Management's analytical emphasis on a company's future sustainable earnings growth and the quality of corporate management are also important to Fund performance.
     Market prices for your Fund's investments generally increase due to strong corporate earnings and the perception of future earnings. The very high inflow of new funds into the US market increased the prices of large capitalization businesses as investors bought these names and ignored many excellent smaller and medium capitalization issues. Events in Asia changed market perceptions concerning future growth during the last quarter of 1997. Your fund includes small, medium as well as large capitalization issues but is weighted in the faster growing smaller companies.

                                                               February 20, 1998


Dear Shareholders:

    The perception of financial events across Asia, an area the world had come to anticipate as a major geographic area of present and future growth, had an impact on the funds performance. The impact of these events on most of your stocks was unwarranted with the "baby being thrown out with the bath water".

    The positive return we had through September was taken away by an external event, the Asian financial crisis. The subsequent rebound we are experiencing in 1998 attests to the markets short term misperception that impacted our investments. Despite this difficulty your fund has enjoyed an average return of 15% per annum since the end of 1990. To date in 1998 the Fund is up 10% as compared with the Russell 2000 index, which is up 4%.

    While we are constructive on the equity market for the next several years it has become apparent that money flows last year went into larger capitalization stocks and index related securities. This created an anomaly in 1997 where the overvalued stocks became more overvalued and the undervalued stocks more undervalued. The basic law of investments, that money flows to the higher rates of return, has been delayed during this period of intense money flows and, in our opinion, will reassert itself in 1998. Funds will, at this point, begin to seek the higher earnings potential investments such as those in the fund's portfolio.

    While we may have been "early" in some of the investment selections, we strongly believe in our methodology and perceptions of dynamic, persistent future growth. We have exceptionally good, high growth opportunities in the information, telecommunications, and high technology areas - drivers of productivity increases. Life science investments in biotechnology and health care are, additionally, solid opportunities. In fact, the biotechnology companies are now being called "biopharmas" as more and more effective products are coming to market. Selected investments in the services area with dynamic and proven managements are taking advantage of this aspect of economic growth, from outsourcing to internet companies. These businesses are where the real growth is and will be experienced. Sooner or later the vast amounts of funds in the markets will turn to these high earnings potential investments to provide above average returns. The trigger points are likely to be the recognition that the Asian issues are perceived soluble and, more importantly, that the investments deliver their earnings. We expect this to occur in 1998.

    The overall economy in the U.S. is strong and likely to continue at a real GDP growth of 3%. The Asian impact is anticipated to have minimum consequences to our growth rate as the European recovery is taking up any slack in demand. The Federal Reserve's purchases of U.S. debt from overseas holders has created an above average growth rate in the U.S. monetary base, which ensures above average liquidity and is stimulative to economic activity.

    In the past when your investments have had a lagging performance due to external events, such as during the Kuwait Desert Storm period, the rebound has been impressive. We look forward to higher portfolio values this year and over the visible horizon. Please don't hesitate to contact me if you have any questions.

                                               Sincerely,

                                               /s/ Robert P. Morse
                                               Robert P. Morse
                                               President

DIRECTORS
Clifton H.W. Maloney
Robert P. Morse, Chairman
Sharon A. Queeney
Harlan K. Ullman


ADVISORY BOARD
Peter Bruno


OFFICERS
Robert P. Morse, President
Michael R. Linburn, Vice President
Allen C. Post, Vice President
Michael Miola, Secretary, Treasurer


INVESTMENT ADVISER
WALL STREET MANAGEMENT CORPORATION
230 Park Avenue
New York,
New York 10169


CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street, 11th Floor
New York, New York 10286


TRANSFER  AGENT
AMERICAN DATA SERVICES
150 Motor  Parkway
Hauppauge,  New York 11788


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1301 Avenue of the Americas
New York, New York 10019

PART C.  OTHER INFORMATION

Item 24:  FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial Statements:

              Included in Part B of the Registration Statement:

              Report of Independent Accountants dated February 20, 1998

              Statement of Assets and Liabilities at December 31, 1997

              Statement of Operations of the Year Ended December 31, 1997

              Statement of changes in Net Assets for the years ended December 31, 1997 and 1996

              Investments, December 31, 1997

              Notes to Financial Statements.

          (b) Exhibits:

               (1) The Articles of Incorporation of Registrant and all amendments thereto to date, filed as Exhibits to Post-Effective Amendment No. 37 to Registrant's Registration Statement filed with Commission April 23, 1980.

               (1)(a) Articles of Amendment and Restatement of Articles of
                    Incorporation of Registrant, as filed with the State Department of Assessments and Taxation of Maryland on March 29, 1966, which was filed as Exhibit (1)(f) to Post-Effective Amendment No. 37.

               (1)(b) Articles of Amendment of Articles of Incorporation of
                    Registrant, as filed on May 23, 1969, which was filed as Exhibit (1)(g) to Post-Effective Amendment No. 37.

               (1)(c) Articles of Amendment of Articles of Incorporation of
                    Registration, as filed on October 1, 1969, which was filed as Exhibit (1)(h) to Post-Effective Amendment No. 37.

               (1)(d) Articles of Amendment of Articles of Incorporation of
                    Registrant, as filed on April 19, 1971, which was filed as Exhibit (10(i) to Post-Effective Amendment No. 37.

               (1)(e) Articles of Amendment of Articles of Incorporation of
                    Registrant, as filed on May 26, 1978, which was
                   filed as Exhibit (1)(j) to Post-Effective Amendment No. 37.

               (2) By-Laws of Registrant and all amendments thereto date, as amended February 22, 1996 filed as exhibit 2 to Post Effective Amendment No. 51.

               (3)  Not Applicable.

               (4) Specimen Certificate of Capital Stock of Registrant filed as Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration Statement filed March 1, 1988.

               (5) Investment Advisory Contract voted upon and ratified by the shareholders April 26, 1990 between Registrant and Wall Street Management Corporation, filed as Exhibit 5 to Post-Effective Amendment 47 to Registrant's Registration Statement filed March 3, 1992.

               (6) Underwriting Agreement and Form of Dealer Agreement, effective April 23, 1987, filed as Exhibit to a Post-Effective Amendment filed on approximately May 1, 1987.

               (7)  Not Applicable.

               (8) The below listed Custodian Agreement and letter setting forth schedule of remuneration, filed as Exhibits numbered and lettered same as below to Post-Effective Amendment No. 37 to Registrant's Registration Statement, filed with the Commission May 1, 1980.

               (8)(a) Custodian Agreement dated April 22, 1966, between
                    Registrant and The Bank of New York.

               (8)(b) Letter dated September 14, 1978, from The Bank of New York to Registrant setting forth fee schedule for the period after January 1, 1979.

               (8)(c) Fee schedule from the Bank of New York setting forth fees for global custody filed as Exhibit to Post-Effective Amendment No. 48 to Registrant's Registration Statement filed April 25, 1994.

               (9)(a) Administration Agreement with American Data Services, Inc.
                    dated June 21, 1993.

               (9)(b) Fund Accounting Service Agreement with American Data
                    Services, Inc. dated June 21, 1993.

               (9)(c) Shareholder Servicing Agent Agreement with American Data
                    Services, Inc. dated June 21, 1993


               (10) Opinion and Consent of Counsel dated April 22, 1998

               (11) Consent of Independent Certified Public Accountants dated
                    April 24, 1998.

               (12) Not Applicable.

               (13) Not Applicable.

               (14)(a) Individual Retirement Account Application, disclosure statement and custodial account form.

               (14)(b) Roth IRA Account Application, disclosure statement and custodial account form.


               (15) Not Applicable.

               (16) Schedule of computation of average annual total return for the 1, 5 and 10 year periods ended December 31, 1997.

               (17) Financial Data Schedule.

               (18) Not. Applicable.

Item 25: Persons Controlled by or Under Common Control with Registrant

                        Not Applicable.

Item 26:  Number of Holders of Securities.

          As of April 9, 1998:

                   (1)                           (2)
                Title of                    Number of Record
                  Class                          Holders

                Capital Stock                   1,436
                  (Par Value $1/share)

Item 27:  Indemnification

          Item 4 of Part II of Post-Effective Amendment No. 37 to Registrant's Registration Statement, filed with the Commission on May 28, 1981, is hereby incorporated by reference.

Item 28:  Business and other Connections of Investment Adviser.

          See captions "Information About WSMC" in the Prospectus and "Management of the Fund" in the Statement of Additional Information.


Item 29:  Principal Underwriters

          (a)  None

          (b)  Name & Principal            Positions & Offices         Positions & Offices
               Business Address            with Underwriter            With Registrant

               Robert P. Morse             President; Director         President; Director
               230 Park Avenue
               New York, New York 10169

               Michael R. Linburn                                      Vice President
               230 Park Avenue
               New York, New York 10169

               Allen C. Post                                           Vice President
               230 Park Avenue
               New York, New York 10169

               Michael Miola                                           Secretary/Treasurer
               150 Motor Parkway
               Hauppauge, New York  11788

          (c)  Not applicable.

Item 30:  Location of Accounts and Records

          With the exception of the items required by Rule 31a-1(b)(2)(i)(a)-(c), which are maintained by The Bank of New York, 90 Washington Street, New York, New York 10015, all other current records presently required to be maintained by the Registrant are located in its offices at 230 Park Avenue, New York, New York 10169 and at American Data Services, Inc., 150 Motor Parkway, Hauppauge, New York 11788. Non-current records are located at 96 Cove Road, Oyster Bay, New York 11771.

Item 31:  Management services.

          Not applicable.

Item 32:  Undertakings.

          (a) Not applicable.

          (b) Not applicable.

          (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1993 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 16th day of April, 1998.

                                                   THE WALL STREET FUND, INC.
                                                         Registrant


                                                   BY: ________________________
                                                       Robert P. Morse
                                                       President



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



--------------------------------------------                    ---------------
Robert P. Morse, President & Director



--------------------------------------------                    ---------------
Michael Miola, Secretary/Treasurer



--------------------------------------------                    ---------------
Clifton H.W. Maloney, Director



--------------------------------------------                    ---------------
Sharon A. Queeney, Director



--------------------------------------------                    ---------------
Harlan K. Ullman, Director

                                  EXHIBIT INDEX


 EXHIBIT NO.    EXHIBIT                                               PAGE NO.
--------------------------------------------------------------------------------


  (9)(a) Administration Agreement with American Data Services, Inc. dated June 21, 1993.

  (9)(b) Fund Accounting Service Agreement with American Data Services, Inc. dated June 21, 1993.

  (9)(c) Shareholder Servicing Agent Agreement with American Data Services, Inc. dated June 21, 1993

  (10)          Opinion and Consent of Counsel

  (11)          Consent of Coopers & Lybrand L.L.P.

  (14)(a) Individual Retirement Account Application, disclosure statement and custodial account form.

  (14)(b) Roth IRA Account Application, disclosure statement and custodial account form

  (16) Schedule of computation of average annual total return for the 1, 5 and 10 year periods ended December 31, 1997.

  (27)          Financial Data Schedule.